UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Income Securities Trust

Annual Report
10.31.08

Ticker | **JHS**

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

The Fund’s fiscal year-end recently changed from December 31 to October 31. What follows is a discussion of the Fund’s performance for the 10-month period ended October 31, 2008.

U.S. bonds were mixed but generally lower in the first 10 months of 2008 amid a deteriorating economic and financial environment. The main driver of bond market performance during the period was a worsening credit crunch and a liquidity crisis that crippled some of the nation’s largest financial companies and exacerbated the U.S. economic downturn. For the 10 months ended October 31, 2008, John Hancock Income Securities Trust produced a total return of –21.36% at net asset value (NAV) and –19.41% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average UBS leveraged investment-grade bond closed-end fund returned –19.00% at NAV and –16.91% at market value, and the Barclays Capital Government/Credit Bond Index returned –3.16% . The Fund’s larger decline compared with the broad bond indexes resulted from its sector weightings, which differed significantly from the indexes. In particular, the portfolio had virtually no exposure to the top-performing Treasury sector, and it had a substantially larger position in declining corporate bonds, especially high-yield securities (which are not represented in the indexes). Within the corporate sector, casino operators such as Greektown Holdings LLC and Fontainebleau Las Vegas Holdings LLC were among the worst performers. Recycling operator Blaze Recycling & Metals was one of the top performance contributors. The portfolio benefited from its exposure to agency-issued mortgage-backed securities and interest-only securities backed by “pay-option” mortgages. In contrast, positions in non-agency mortgage-backed securities detracted. Regarding the Fund’s debt, the extremely difficult market conditions and sharp downturn caused the Fund to deleverage (reduce its amount of debt) throughout the period to keep within the assets-to-debt ratio of its loan covenant.

“U.S. bonds were mixed but
generally lower in the first 10
months of 2008...”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Income Securities Trust | Annual report

Portfolio summary

Portfolio diversification[1]
Bonds	47%

U.S. government & agency securities	35%

Collateralized mortgage obligations	15%

Preferred stocks	2%

Asset-backed securities	1%

Sector distribution[1]

U.S. government & agency	35%	Telecommunication services	4%

Mortgage Bonds	17%	Materials	4%

Financials	14%	Energy	3%

Consumer discretionary	8%	Consumer staples	2%

Industrials	5%	Health care	2%

Utilities	5%	Information technology	1%

Quality distribution[1]

AAA	40%	BB	12%

AA	8%	B	7%

A	10%	CCC	3%

BBB	18%	Short-term investments & other	2%

1 As a percentage of the Fund's total investments on October 31, 2008.

Annual report | Income Securities Trust	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into six main categories: bonds, preferred stocks, tranche loans, U.S. government and agency securities, collateralized mortgage obligations and asset backed securities. Bonds, preferred stocks and tranche loans are further broken down by industry group.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 67.79%					$82,341,008

(Cost $112,964,142)

Agricultural Products 0.33%					398,879

Bunge Ltd. Finance Corp.,
Gtd Sr Note	5.350%	04-15-14	BBB–	$555	398,879

Airlines 1.62%					1,968,586

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1 Class A	6.545	02-02-19	A–	346	294,470
Pass Thru Ctf Ser 2000-2 Class B	8.307	04-02-18	B+	384	253,611
Pass Thru Ctf Ser 2001-1 Class C	7.033	06-15-11	B+	106	71,927

Delta Air Lines, Inc.,
Sec Pass Thru Ctf Ser A	6.821	08-10-22	A–	743	483,128
Sr Pass Thru Ctf Ser 2002-1	6.417	07-02-12	AA	825	594,000

Northwest Airlines, Inc.,
Gtd Collateralized Note Ser 2007-1	7.027	11-01-19	BBB+	445	271,450

Aluminum 0.77%					933,800

CII Carbon, LLC,
Gtd Sr Sub Note (S)	11.125	11-15-15	CCC+	1,015	933,800

Auction Dealer 0.22%					271,400

Sotheby’s,
Sr Note (S)	7.750	06-15-15	BBB–	460	271,400

Auto Parts & Equipment 0.66%					797,463

Allison Transmission, Inc.,
Gtd Sr Note (S)	11.000	11-01-15	B–	1,000	625,000

Tenneco, Inc.,
Gtd Sr Sub Note	8.625	11-15-14	B	365	172,463

Automotive Retail 0.06%					72,000

Avis Budget Car Rental LLC,
Gtd Sr Note	7.625	05-15-14	B–	200	72,000

Brewers 0.33%					402,125

Sabmiller PLC,
Note (S)	6.500	07-17-18	BBB+	465	402,125

See notes to financial statements

8	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Broadcasting & Cable TV 2.01%					$2,440,376

Canadian Satellite Radio Holdings, Inc.,
Sr Note (G)	12.750%	02-15-14	CCC+	$979	391,600

Charter Communications Holdings
II, LLC,
Gtd Sr Note (S)	10.250	10-01-13	CAA2	447	270,435

Comcast Cable Communications
Holdings, Inc.,
Sr Note	8.375	03-15-13	BBB+	1,095	1,062,250

Nexstar Broadcasting, Inc.,
Sr Sub Note	7.000	01-15-14	CCC	340	197,200

Time Warner Cable, Inc.,
Gtd Sr Note	6.750	07-01-18	BBB+	605	518,891

Casinos & Gaming 4.30%					5,227,090

Chukchansi Economic
Development Authority,
Sr Note (S)	8.000	11-15-13	B+	460	243,800

Downstream Development Authority of
the Quapaw Tribe of Oklahoma,
Sr Sec Note (S)	12.000	10-15-15	B–	500	305,000

Fontainebleau Las Vegas Holdings, LLC,
Note (S)	10.250	06-15-15	CCC	995	134,325

Greektown Holdings LLC,
Sr Note (H)(S)	10.750	12-01-13	D	1,015	218,225

Indianapolis Downs Capital LLC,
Sr Sec Note (S)	11.000	11-01-12	CCC	1,010	505,000

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	B	500	215,000

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	B–	500	326,250

MTR Gaming Group, Inc.,
Gtd Sr Sub Note Ser B	9.000	06-01-12	CCC	290	160,950

Pinnacle Entertainment, Inc.,
Sr Sub Note	7.500	06-15-15	B+	1,000	625,000

Seminole Hard Rock Entertainment,
Sr Sec Note (P)(S)	5.319	03-15-14	BB	500	330,000

Seminole Tribe of Florida,
Bond (S)	6.535	10-01-20	BBB	650	632,255

Turning Stone Casino Resort Enterprise,
Sr Note (S)	9.125	09-15-14	B+	1,540	1,216,600

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-14	BB–	333	314,685

Commodity Chemicals 0.32%					384,000

Sterling Chemicals, Inc.,
Gtd Sr Sec Note	10.250	04-01-15	B–	400	384,000

Computer Hardware 0.50%					601,593

International Business Machines Corp.	8.000	10-15-38	A+	580	601,593

See notes to financial statements

Annual report | Income Securities Trust	9

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Construction & Farm Machinery & Heavy Trucks 0.32%					$395,000

Manitowoc Co., Inc.,
Gtd Sr Note	7.125%	11-01-13	BB	$500	395,000

Consumer Finance 1.55%					1,888,112

CIT Group, Inc.,
Sr Note	5.125	09-30-14	A–	255	128,054
Sr Note	5.000	02-13-14	A–	120	62,455

Ford Motor Credit Co.,
Sr Note	9.875	08-10-11	B–	1,920	1,209,925
Sr Note	8.000	12-15-16	B–	140	76,674

SLM Corp.,
Sr Note Ser MTN	8.450	06-15-18	BBB–	605	411,004

Data Processing & Outsourced Services 0.29%					351,468

Fiserv, Inc.,
Gtd Sr Note	6.800	11-20-17	BBB	460	351,468

Department Stores 0.58%					710,121

J.C. Penney Co., Inc.,
Debenture	7.650	08-15-16	BBB–	445	371,434

Macy’s Retail Holdings, Inc.,
Gtd Note	7.875	07-15-15	BBB–	450	338,687

Diversified Banks 2.93%					3,556,508

Banco Mercantil del Norte SA,
Sub Note (S)	6.862	10-13-21	Baa1	685	517,314

Barclays Bank PLC,
Bond (6.860% to 6-15-32
then variable) (S)	6.860	09-29-49	A+	1,655	925,851

Chuo Mitsui Trust & Banking Co.,
Jr Sub Note (5.506% to 4-15-15
then variable) (S)	5.506	12-15-49	A2	940	613,030

Natixis SA,
Sub Bond (10.000% to 4-30-18
then variable) (S)	10.000	12-18-49	BBB+	420	261,652

Northern Trust Co.,
Sub Note	6.500	08-15-18	AA–	225	214,803

Royal Bank of Scotland Group PLC,
Jr Sub Bond (7.648% to 9-30-31 then
variable)	7.648	08-29-49	BBB+	650	358,246
Jr Sub Bond Ser MTN (7.640% to 9-29-
17 then variable)	7.640	03-31-49	BBB+	400	191,387

Wachovia Bank NA,
Sub Note	5.850	02-01-37	A+	390	276,555
Sub Note Ser BKNT	6.600	01-15-38	A+	250	197,670

Diversified Chemicals 2.01%					2,443,720

Mosiac Co.,
Sr Note (S)	7.625	12-01-16	BBB–	480	419,170

NOVA Chemicals Corp.,
Sr Note Ser MTN	7.400	04-01-09	B+	2,045	2,024,550

See notes to financial statements

10	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Diversified Commercial & Professional Services 0.54%					$653,357

Hutchison Whampoa International Ltd.,
Gtd Sr Note (S)	6.500%	02-13-13	A–	$750	653,357

Diversified Financial Services 2.68%					3,256,469

American General Finance Corp.,
Sr Note Ser MTN	6.900	12-15-17	BBB	1,470	531,999

Erac USA Finance Co.,
Gtd Sr Note (S)	6.375	10-15-17	BBB	465	285,199

Huntington Capital III,
Gtd Jr Sub Bond (6.650% to 5-15-17
then variable)	6.650	05-15-37	BBB–	590	238,899

Nelnet, Inc.,
Note (7.400% to 9-1-11 then variable)	7.400	09-29-36	BB+	715	360,744

NiSource Finance Corp.,
Gtd Bond	6.800	01-15-19	BBB–	440	317,733

QBE Capital Funding II LP,
Gtd Sub Bond (6.797% to 6-1-17
then variable)(S)	6.797	06-01-49	BBB	695	295,375

SMFG Preferred Capital,
Sub Bond (6.078% to 1-25-17
then variable)(S)	6.078	01-25-49	BBB+	590	405,625

Sovereign Capital Trust VI,
Gtd Note	7.908	06-13-36	BB+	480	320,718

TECO Finance, Inc.,
Gtd Sr Note	6.572	11-01-17	BB+	233	180,764
Sr Note	7.000	05-01-12	BB+	337	319,413

Diversified Metals & Mining 0.32%					391,728

Rio Tinto Finance (USA) Ltd.,
Gtd Note	6.500	07-15-18	BBB+	505	391,728
Diversified REIT’s 0.45%					544,986

HRPT Properties Trust,
Sr Note	6.650	01-15-18	BBB	285	196,753

ProLogis,
Sr Sec Note	6.625	05-15-18	BBB+	605	348,233

Diversified Support Services 0.39%					471,265

Ingersoll-Rand Global Holding Co., Ltd.	6.875	08-15-18	BBB+	545	471,265

Drug Retail 0.96%					1,165,125

CVS Caremark Corp.,
Jr Sub Bond (6.302% to 6-1-12
then variable)	6.302	06-01-37	BBB–	990	693,000
Sr Note	5.750	06-01-17	BBB+	585	472,125

Electric Utilities 6.22%					7,557,256

AES Eastern Energy LP,
Sr Pass Thru Ctf Ser 1999-A	9.000	01-02-17	BB+	958	1,005,710

Beaver Valley Funding,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	680	722,357

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	BBB–	699	693,936

See notes to financial statements

Annual report | Income Securities Trust	11

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Electric Utilities (continued)

Commonwealth Edison Co.	5.800%	03-15-18	BBB+	$705	$578,434

Constellation Energy Group,
Sr Note	4.550	06-15-15	BBB	945	727,555

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	323	261,239

Indiantown Cogeneration LP,
1st Mtg Note Ser A–9	9.260	12-15-10	BB+	255	261,145

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625	11-14-11	BB	325	297,375

Midwest Generation LLC,
Gtd Pass Thru Ctf	8.560	01-02-16	BB+	330	296,772

Pepco Holdings, Inc.,
Note	6.450	08-15-12	BBB–	565	536,521

PNPP II Funding Corp.,
Debenture	9.120	05-30-16	BBB–	408	413,025

Texas Competitive Electric Holdings
Co. LLC,
Gtd Sr Note Ser A (S)	10.250	11-01-15	CCC	1,000	762,500
Sec Bond	7.460	01-01-15	CCC	467	426,505

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB	563	574,182

Electronic Equipment Manufacturers 0.65%					795,781

Thomas & Betts Corp.,
Sr Note	7.250	06-01-13	BBB	775	795,781

Environmental & Facilities Services 0.12%					140,250

Blaze Recycling & Metals, Inc.,
Gtd Sr Sec Note (G)(S)	10.875	07-15-12	B	165	140,250

Food Distributors 0.39%					475,200

Independencia International Ltd.,
Gtd Sr Bond (S)	9.875	01-31-17	B	1,000	420,000
Gtd Sr Note (S)	9.875	05-15-15	B	120	55,200

Gas Utilities 0.29%					350,480

Southern Union Co.,
Jr Sub Note, Ser A (7.200% to 11-1-11
then variable)	7.200	11-01-66	BB	565	350,480

Health Care Distributors 0.29%					353,152

Covidien International Finance SA,
Gtd Sr Note	6.000	10-15-17	A–	405	353,152

Health Care Facilities 0.48%					582,063

Community Health Systems, Inc.,
Gtd Sr Sub Note	8.875	07-15-15	B	695	582,063

Health Care Services 1.17%					1,418,618

Humana, Inc.,
Sr Note	8.150	06-15-38	BBB	755	573,618

Sun Healthcare Group, Inc.,
Gtd Sr Sub Note	9.125	04-15-15	CCC+	1,000	845,000

See notes to financial statements

12	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Household Products 0.21%					$257,075

Yankee Candle Co., Inc.,
Gtd Sr Sub Note	8.500%	02-15-15	B–	$455	257,075

Housewares & Specialties 0.13%					156,250

Vitro SA de CV,
Gtd Sr Note	9.125	02-01-17	B–	500	156,250

Industrial Conglomerates 0.72%					879,436

Grupo Kuo SAB de CV,
Gtd Sr Note (S)	9.750	10-17-17	BB–	975	663,000

Tyco Electronics Group SA,
Gtd Sr Note	6.550	10-01-17	BBB	260	216,436

Integrated Oil & Gas 0.78%					943,825

Petro-Canada,
Debenture	9.250	10-15-21	BBB	1,000	943,825

Integrated Telecommunication Services 3.81%					4,631,432

AT&T Inc.,
Sr Note	6.400	05-15-38	A	495	396,133

Bellsouth Corp.,
Debenture	6.300	12-15-15	A	869	847,306

Cincinnati Bell, Inc.,
Gtd Sr Sub Note	8.375	01-15-14	B–	1,025	740,562

Qwest Corp.,
Sr Note	7.875	09-01-11	BBB–	445	386,038

Sprint Capital Corp.,
Gtd Sr Note	8.375	03-15-12	BB	500	402,500
Gtd Sr Note	6.900	05-01-19	BB	1,000	705,000

Telecom Italia Capital,
Gtd Sr Note	7.721	06-04-38	BBB	765	520,569

Verizon Communications, Inc.,
Bond	6.900	04-15-38	A	405	338,799

West Corp.,
Gtd Sr Sub Note	11.000	10-15-16	B–	630	294,525

Investment Banking & Brokerage 5.12%					6,219,087

Bear Stearns Cos., Inc.,
Sr Note	7.250	02-01-18	AA–	1,000	941,408

Citigroup, Inc.,
Jr Sub Bond (8.400% to 4-30-18
then variable)	8.400	04-29-49	A	770	535,227
Sr Note	6.875	03-05-38	AA–	260	215,534
Sr Note	6.125	05-15-18	AA–	1,790	1,533,466

Goldman Sachs Group, Inc.,
Sr Note	5.125	01-15-15	AA–	760	630,691

JPMorgan Chase & Co.,
Jr Sub Note Ser 1 (7.900% to 4-30-18
then variable)	7.900	12-31-49	A	655	530,838

Merrill Lynch & Co., Inc.,
Jr Sub Bond	7.750	05-14-38	A–	495	406,990

See notes to financial statements

Annual report | Income Securities Trust	13

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Investment Banking & Brokerage (continued)

Mizuho Financial Group, Ltd.,
Gtd Sub Bond	8.375%	12-29-49	Aa3	$750	$643,117

Morgan Stanley Co.,
Sr Note	5.375	10-15-15	A+	1,000	781,816

IT Consulting & Other Services 0.32%					389,867

NCR Corp.,
Note	7.125	06-15-09	BBB–	390	389,867

Life & Health Insurance 0.34%					417,891

Lincoln National Corp.,
Jr Sub Bond (6.050% to 4-20-17
then variable)	6.050	04-20-67	A–	250	115,000

Symetra Financial Corp.,
Jr Sub Bond (8.300% to 10-1-17
then variable) (S)	8.300	10-15-37	BB	440	302,891

Marine 0.96%					1,163,000

CMA CGM SA,
Sr Note (S)	7.250	02-01-13	BB+	700	343,000

Navios Maritime Holdings, Inc.,
Sr Note	9.500	12-15-14	B+	1,000	820,000

Metal & Glass Containers 0.60%					727,243

Commercial Metals Co.,
Sr Note	7.350	08-15-18	BBB	310	259,743

Owens-Brockway Glass Container, Inc.,
Gtd Sr Note	8.250	05-15-13	BB+	500	467,500

Movies & Entertainment 0.50%					612,302

Cinemark, Inc.,
Sr Disc Note (Zero to 3-15-09 then
9.750%)	Zero	03-15-14	CCC+	245	205,800

Rogers Cable, Inc.,
Gtd Sr Sec Note	6.750	03-15-15	BBB–	455	406,502

Multi-Line Insurance 1.16%					1,412,928

Genworth Financial, Inc.,
Jr Sub Note (6.150% to 11-15-16
then variable)	6.150	11-15-66	BBB+	430	100,553

Horace Mann Educators Corp.,
Sr Note	6.850	04-15-16	BBB	395	408,631

Liberty Mutual Group,
Bond (S)	7.500	08-15-36	BBB–	885	556,059
Gtd Bond (S)	7.800	03-15-37	BB	705	347,685

Multi-Media 0.71%					860,585

News America Holdings, Inc.,
Gtd Note	7.750	01-20-24	BBB+	1,020	860,585

Multi-Utilities 0.42%					506,728

CalEnergy Co., Inc.,
Sr Bond	8.480	09-15-28	BBB+	550	506,728

See notes to financial statements

14	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Office Services & Supplies 0.41%					$492,234

Xerox Corp.,
Sr Note	6.750%	02-01-17	BBB	$670	492,234

Oil & Gas Drilling 0.36%					434,037

Allis-Chalmers Energy, Inc.,
Sr Note	8.500	03-01-17	B+	335	201,000

Delek & Avner-Yam Tethys Ltd.,
Sr Sec Note (S)	5.326	08-01-13	BBB–	231	233,037

Oil & Gas Exploration & Production 0.47%					570,967

McMoRan Exploration Co.,
Gtd Sr Note	11.875	11-15-14	B–	340	260,100

Petro-Canada,
Sr Note	6.050	05-15-18	BBB	400	310,867

Oil & Gas Refining & Marketing 0.31%					380,550

Enterprise Products Operating LP,
Gtd Jr Sub Note (7.034% to 1-15-18
then variable)	7.034	01-15-68	BB	590	380,550

Oil & Gas Storage & Transportation 3.11%					3,779,994

Kinder Morgan Energy Partners LP,
Sr Bond	7.750	03-15-32	BBB	195	151,585

Markwest Energy Partners LP,
Gtd Sr Note Ser B	8.500	07-15-16	B+	545	400,575

NGPL PipeCo LLC,
Sr Note (S)	7.119	12-15-17	BBB–	1,580	1,288,586

ONEOK Partners LP,
Gtd Sr Note	6.150	10-01-16	BBB	705	569,499

Plains All American Pipeline LP,
Sr Note (S)	6.500	05-01-18	BBB–	345	255,279

TEPPCO Partners LP,
Gtd Jr Sub Note	7.000	06-01-67	BB	695	478,470

Williams Partners LP,
Gtd Sr Note	7.250	02-01-17	BBB–	800	636,000

Packaged Foods & Meats 1.05%					1,279,928

General Mills, Inc.	5.200	03-17-15	BBB+	155	134,197

Kraft Foods, Inc.	6.125	02-01-18	BBB+	770	659,731

Minerva Overseas Ltd.,
Gtd Note (S)	9.500	02-01-17	B	1,080	486,000

Paper Packaging 0.89%					1,081,625

Graphic Packaging International, Inc.,
Gtd Sr Note	8.500	08-15-11	B–	445	371,575

Smurfit-Stone Container Corp.,
Sr Note	8.375	07-01-12	B–	1,000	510,000
Sr Note	8.000	03-15-17	B–	245	120,050

U.S. Corrugated, Inc.,
Sr Sec Note	10.000	06-01-13	B	160	80,000

See notes to financial statements

Annual report | Income Securities Trust	15

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Paper Products 1.03%					$1,246,773

International Paper Co.,
Sr Note	7.950%	06-15-18	BBB	$505	409,001

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	365	307,772

Verso Paper Holdings LLC,
Gtd Sr Note Ser B	9.125	08-01-14	B+	1,000	530,000

Property & Casualty Insurance 0.80%					969,332

Ohio Casualty Corp.,
Sr Note	7.300	06-15-14	BBB–	750	772,810

Progressive Corp.,
Jr Sub Debenture (6.700% to 6-1-17
then variable)	6.700	06-15-37	A–	330	196,522

Publishing 0.74%					894,843

Idearc, Inc.,
Gtd Sr Note	8.000	11-15-16	CCC	1,055	146,381

New York Times Co.,
Sr Note	4.500	03-15-10	BB–	650	527,037

R.H. Donnelley Corp.,
Sr Disc Note Ser A–1	6.875	01-15-13	B–	200	46,000
Sr Note	8.875	10-15-17	B–	495	106,425
Sr Disc Note Ser A–2	6.875	01-15-13	B–	300	69,000

Real Estate Management & Development 1.36%					1,651,905

Health Care Realty Trust, Inc.,
Sr Note	8.125	05-01-11	BBB–	175	179,866

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	505	398,714

Post Apartment Homes,
Sr Note	5.125	10-12-11	BBB	870	859,575

Ventas Realty LP/Capital Corp.,
Sr Note	6.625	10-15-14	BBB–	250	213,750

Regional Banks 0.71%					865,835

Capital One Financial Corp.,
Sr Note	6.750	09-15-17	BBB+	1,000	865,835
Semiconductors 0.37%					445,000

Freescale Semiconductor, Inc.,
Gtd Sr Note	8.875	12-15-14	B–	1,000	445,000

Soft Drinks 0.69%					832,674

Coca Cola Enterprises, Inc.,
Note	7.375	03-03-14	A	410	415,944

Pepsico, Inc.,
Sr Note	7.900	11-01-18	A+	395	416,730

Specialized Finance 2.57%					3,125,587

American Express Credit Co.,
Sr Note Ser C	7.300	08-20-13	A+	670	591,385

Astoria Depositor Corp.,
Pass Thru Ctf Ser B (G)(S)	8.144	05-01-21	BB	1,000	810,937

See notes to financial statements

16	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Specialized Finance (continued)

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	4.604%	02-15-12	Baa2	$438	$423,242

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	BB–	290	198,650

ESI Tractebel Acquisition Corp.,
Gtd Sec Bond Ser B	7.990	12-30-11	BB	746	686,320

Graftech Finance, Inc.,
Gtd Sr Note	10.250	02-15-12	BB	41	39,053

USB Realty Corp.,
Perpetual Bond (6.091% to 1-15-12
then variable)(S)	6.091	12-22-49	A+	800	376,000

Specialty Chemicals 0.89%					1,079,200

American Pacific Corp.,
Gtd Sr Note	9.000	02-01-15	B+	590	519,200

Momentive Performance,
Gtd Sr Note	9.750	12-01-14	B	1,000	560,000

Tobacco 1.00%					1,211,562

Alliance One International, Inc.,
Gtd Sr Note	11.000	05-15-12	B+	175	147,875
Gtd Sr Note	8.500	05-15-12	B+	245	188,650

Reynolds American, Inc.,
Sr Sec Note	7.250	06-01-13	BBB	1,000	875,037

Wireless Telecommunication Services 1.50%					1,823,342

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D (S)	5.612	06-15-35	Baa2	1,340	1,218,542

Digicel Group Ltd.,
Sr Note (S)	8.875	01-15-15	Caa1	1,080	604,800

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 3.04%			$3,693,550

(Cost $5,106,105)

Agricultural Products 0.90%			1,093,750

Ocean Spray Cranberries, Inc., Ser A (S)	BBB–	12,500	1,093,750

Investment Banking & Brokerage 0.45%			545,850

Merrill Lynch & Co., Inc., 8.625%, Ser MER	BBB+	26,575	545,850

Real Estate Investment Trusts 0.56%			684,000

Public Storage REIT, Inc., 6.50%, Depositary
Shares, Ser W	BBB	40,000	684,000

Real Estate Management & Development 0.63%			763,950

Apartment Investment & Management Co.,
8.00%, Ser T	B+	55,000	763,950

Wireless Telecommunication Services 0.50%			606,000

Telephone & Data Systems, Inc., 7.60%	BBB–	40,000	606,000

See notes to financial statements

Annual report | Income Securities Trust	17

F I N A N C I A L  S T A T E M E N T S

				Par value
Issuer, description, maturity date				(000)	Value

Tranche loans 0.29%					$350,000

(Cost $495,000)

Hotels, Resorts & Cruise Lines 0.29%					350,000

East Valley Tourist Development Authority,
Tranche (Facility LN5501750) 8-6-12				$500	350,000

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government & agency securities 50.61%					$61,477,393
(Cost $62,571,361)

U.S. Government Agency 50.61%					61,477,393

Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf	11.250%	01-01-16	AAA	$12	13,095
30 Yr Pass Thru Ctf	6.000	05-01-37	AAA	3,731	3,727,854
30 Yr Pass Thru Ctf	5.500	04-01-33	AAA	1,440	1,407,941

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.000	09-01-12	AAA	2	2,226
30 Yr Pass Thru Ctf	6.000	09-01-36	AAA	13,286	13,294,325
30 Yr Pass Thru Ctf	6.000	01-01-38	AAA	7,919	7,921,371
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	1,958	1,915,013
30 Yr Pass Thru Ctf	5.500	02-01-36	AAA	3,759	3,677,150
30 Yr Pass Thru Ctf	5.500	03-01-37	AAA	4,118	4,026,036
30 Yr Pass Thru Ctf	5.500	06-01-37	AAA	4,803	4,695,591
30 Yr Pass Thru Ctf	5.500	12-01-37	AAA	4,433	4,334,246
30 Yr Pass Thru Ctf	5.500	07-01-38	AAA	4,196	4,102,629
30 Yr Pass Thru Ctf	5.500	10-01-38	AAA	10,000	9,776,562
Note	6.000	05-30-25	AAA	1,720	1,668,849

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	10.000	11-15-20	AAA	4	4,840
30 Yr Pass Thru Ctf	9.500	01-15-21	AAA	4	4,550
30 Yr Pass Thru Ctf	9.500	02-15-25	AAA	12	14,045

Small Business Administration CMBS Trust,
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	225	206,028
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	200	150,000
Sub Bond Ser 2006-1A Class H (S)	7.389	11-15-36	Ba3	365	339,079
Sub Bond Ser 2006-1A Class J (S)	7.825	11-15-36	B1	220	195,963

See notes to financial statements

18	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Collateralized mortgage obligations 22.63%					$27,482,038
(Cost $41,908,827)

Collateralized Mortgage Obligations 22.63%					27,482,038

American Home Mortgage Assets,
Mtg Pass Thru Ctf Ser 2006-6
Class XP IO	2.941%	12-25-46	BBB	$13,369	451,218
Mtg Pass Thru Ctf Ser 2007-5
Class XP IO	3.420	06-25-47	AAA	9,620	553,122

American Home Mortgage
Investment Trust,
Mtg Pass Thru Ctf Ser 2007-1
Class GIOP IO	2.078	05-25-47	AAA	8,010	443,074

American Tower Trust,
Mtg Pass Thru Ctf Ser 2007-1A
Class D (S)	5.957	04-15-37	BBB	865	722,174

Banc of America Commercial
Mortgage, Inc.,
Mtg Pass Thru Ctf Ser 2005-6 Class A4
(P)	5.353	09-10-47	AAA	300	240,888

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-B
Class 6A1	5.886	03-20-36	A	947	815,178
Mtg Pass Thru Ctf Ser 2006-D
Class 6B2	5.942	05-20-36	CCC	1,824	618,511

Bear Stearns Adjustable Rate
Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B2 (P)	5.306	03-25-35	AA+	808	435,581

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf Ser 2005-3
Class B2 (P)	5.440	04-25-35	AA+	553	188,795
Mtg Pass Thru Ctf Ser 2006-4
Class 3B1 (P)	6.256	07-25-36	CCC	2,522	145,597

Bear Stearns Commercial Mortgage
Securities, Inc.,
Mtg Pass Thru Ctf Ser 2006-PW14
Class D (S)	5.412	12-11-38	A	655	306,613

Citigroup Mortgage Loan Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-10
Class 1A5A (P)	5.839	12-25-35	AAA	711	476,592
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3	5.000	08-25-35	AAA	434	381,056

Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-CD1
Class C (P)	5.225	07-15-44	AA	295	189,623

ContiMortgage Home Equity Loan Trust,
Mtg Pass Thru Ctf Ser 1995-2
Class A–5	8.100	08-15-25	BB	64	53,723

See notes to financial statements

Annual report | Income Securities Trust	19

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Collateralized Mortgage Obligations (continued)

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-59
Class 2X IO	3.188%	11-20-35	AAA	$10,419	$312,561
Mtg Pass Thru Ctf Ser 2006-0A12
Class X IO	2.759	09-20-46	AAA	17,279	718,169
Mtg Pass Thru Ctf Ser 2006-11CB
Class 3A1	6.500	05-25-36	A3	2,785	1,680,846

Crown Castle Towers LLC,
Mtg Pass Thru Ctf Ser 2006-1A
Class G (S)	6.795	11-15-36	Ba2	3,000	2,615,694

DB Master Finance LLC,
Mtg Pass Thru Ctf Ser 2006-1-M1 (S)	8.285	06-20-31	BB	340	246,415

Dominos Pizza Master Issuer LLC,
Mtg Pass Thru Ctf Ser 2007-1-M1 (S)	7.629	04-25-37	BB	1,000	615,000

DSLA Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-AR5
Class X2 IO	0.151	08-19-45	AAA	26,116	718,200

First Horizon Alternative
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.214	12-25-34	AA	419	243,041
Mtg Pass Thru Ctf Ser 2006-AA2
Class B1 (P)	6.139	05-25-36	AA	1,543	120,464

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G)(P)	4.526	08-25-34	AA	859	672,515
Mtg Pass Thru Ctf Ser 2006-4F
Class 6A1	6.500	05-25-36	BB	3,582	2,698,954

HarborView Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-8
Class 1X IO	1.781	09-19-35	AAA	7,247	98,515
Mtg Pass Thru Ctf Ser 2007-3
Class ES IO (G)	0.350	05-19-47	BB	23,231	163,343
Mtg Pass Thru Ctf Ser 2007-4
Class ES IO (G)	0.350	07-19-47	BB	23,293	171,058
Mtg Pass Thru Ctf Ser 2007-6
Class ES IO (G)(S)	0.343	08-19-37	BB	16,464	115,764

Harborview NIM Corp.,
Mtg Pass Thru Ctf Ser 2006-9A
Class N2 (G)(S)	8.350	11-19-36	BBB–	323	64,627

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-AR13
Class B1	5.296	01-25-35	AA	333	167,606
Mtg Pass Thru Ctf Ser 2005-AR18
Class 1X IO	2.730	10-25-36	AAA	14,976	345,937
Mtg Pass Thru Ctf Ser 2005-AR18
Class 2X IO	2.446	10-25-36	AAA	15,064	122,015
Mtg Pass Thru Ctf Ser 2005-AR5
Class B1 (P)	5.463	05-25-35	AA	442	176,144
Mtg Pass Thru Ctf Ser 2006-AR19
Class 1B1 (P)	6.335	08-25-36	B	452	40,728

See notes to financial statements

20	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Collateralized Mortgage Obligations (continued)

JPMorgan Chase Commercial Mortgage
Security Corp.,
Mtg Pass Thru Ctf Ser 2005-LDP4
Class B (P)	5.129%	10-15-42	Aa2	$2,035	$1,188,399

JPMorgan Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-S3
Class 2A2	5.500	01-25-21	AAA	768	688,827

Luminent Mortgage Trust,
Mtg Pass Thru Ctf Ser 2006-1
Class X IO	1.743	04-25-36	AAA	22,194	443,887

Merrill Lynch Mortgage Investors Trust,
Mtg Pass Thru Ctf Ser 2006-AF1
Class MF1 (P)	6.150	08-25-36	CCC	1,203	328,896

MLCC Mortgage Investors, Inc.,
Mtg Pass Thru Ctf Ser 2007-3
Class M1 (P)	5.935	09-25-37	AA	420	298,756
Mtg Pass Thru Ctf Ser 2007-3
Class M2 (P)	5.935	09-25-37	A	155	121,893
Mtg Pass Thru Ctf Ser 2007-3
Class M3 (P)	5.935	09-25-37	BBB	105	72,465

Morgan Stanley Capital I,
Mtg Pass Thru Ctf Ser 2005-HQ7
Class A4 (P)	5.208	11-14-42	AAA	840	686,185
Mtg Pass Thru Ctf Ser 2006-IQ12
Class E (P)	5.538	12-15-43	A+	640	301,932

Provident Funding Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B1 (P)	4.819	05-25-35	AA	414	326,425

Residential Accredit Loans, Inc.,
Mtg Pass Thru Ctf Ser 2005-QA12
Class NB5 (P)	5.957	12-25-35	AAA	3,117	2,130,606

Washington Mutual, Inc.,
Mtg Pass Thru Ctf Ser 2005-6
Class 1CB	6.500	08-25-35	AAA	445	317,168
Mtg Pass Thru Ctf Ser 2005-AR4
Class B1 (P)	4.668	04-25-35	AA	1,510	987,020
Mtg Pass Thru Ctf Ser 2007-0A4
Class XPPP IO	0.834	04-25-47	Aaa	19,239	204,410
Mtg Pass Thru Ctf Ser 2007-0A5
Class 1XPP IO	0.873	08-07-47	Aaa	44,471	472,509
Mtg Pass Thru Ctf Ser 2007-0A5
Class 2XPP IO	0.813	06-25-47	Aaa	51,264	472,592
Mtg Pass Thru Ctf Ser 2007-0A6
Class 1XPP IO	0.803	07-25-47	Aaa	25,888	258,883
Mtg Pass Thru Ctf Ser 2007-1
Class B1 (P)	6.198	02-25-37	CCC	567	51,844

See notes to financial statements

Annual report | Income Securities Trust	21

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Asset backed securities 1.26%					$1,528,805

(Cost $1,601,352)

Asset Backed Securities 1.26%					1,528,805
American Honda Finance Corp.,
Tranche Tr 00606 (S)	7.625%	10-01-18	A+	$655	620,326
Global Signal Trust,
Sub Bond Ser 2004-2A Class D (P)(S)	5.093	12-15-14	Baa2	495	472,611
Global Signal Trust,
Sub Bond Ser 2006-1 Class E (P)(S)	6.495	02-15-36	Baa3	460	435,868

Total investments (Cost $224,646,787)† 145.62%					$176,872,794

Other assets and liabilities, net (45.62%)					($55,409,633)

Total net assets 100.00%					$121,463,161

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

IO Interest only (carries notional principal amount)

MTN Medium-Term Note

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(P) Variable rate obligation.The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $29,052,282 or 23.92% of the net assets of the Fund as of October 31, 2008.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $225,157,474. Net unrealized depreciation aggregated $48,284,680, of which $1,774,859 related to appreciated investment securities and $50,059,539 related to depreciated investment securities.

The Fund had the following interest rate swap contract open on October 31, 2008:

NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION		UNREALIZED
AMOUNT	BY FUND	BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$29,000,000	4.6875% (a)	3-month LIBOR	Sep 2010	Bank of America	($1,126,261)

(a) Fixed rate

See notes to financial statements

22	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments at value (Cost $224,646,787)	$176,872,794
Cash	932,920
Receivable for investments sold	732,845
Interest receivable	3,415,852
Prepaid RCA administration fees (Note 9)	73,693
Receivable from affiliates	15,854

Total assets	182,043,958

Liabilities

Payable for investments purchased	1,237,570
Revolving credit agreement payable (Note 9)	58,000,000
Unrealized depreciation of swap contracts (Note 2)	1,126,261
Interest payable (Note 9)	22,316
Payable to affiliates
Management fees	93,318
Other	14,203
Other payables and accrued expenses	87,129

Total liabilities	60,580,797

Net assets

Capital paid-in	180,822,039
Accumulated net realized loss on investments and swap contracts	(11,175,855)
Net unrealized depreciation of investments and swap contracts	(48,900,254)
Accumulated net investment income	717,231

Net assets applicable to common shares	$121,463,161

Net asset value per share

Based on 11,386,709 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$10.67

See notes to financial statements

Annual report | Income Securities Trust	23

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 10-31-08

These Statements of Operations summarize the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the periods stated.

	Year	Period
	ended	ended
	12-31-07	10-31-08[1]

Investment income

Interest	$16,532,465	$14,356,802
Dividends	498,284	241,703
Securities lending	51,615	19,929
Income from affiliated issuers	—	18,757
Total investment income	17,082,364	14,637,191

Expenses

Investment management fees (Note 5)	1,370,150	1,063,345
Accounting and legal services fees (Note 5)	29,674	23,541
Transfer agent fees	107,135	96,738
Interest expense (Note 9)	—	960,075
APS auction fees	236,593	114,061
Professional fees	41,401	296,642
Printing fees	66,590	60,354
Custodian fees	63,555	56,359
Registration and filing fees	25,768	28,695
Trustees’ fees	11,061	36,431
Miscellaneous	20,733	20,106

Total expenses	1,972,660	2,756,347

Net investment income	15,109,704	11,880,844

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	($455,947)	$305,689
Financial futures contracts	(1,604,911)	—
Swap contracts	418,072	(832,486)
	(1,642,786)	(526,797)
Change in net unrealized appreciation (depreciation) of
Investments	(4,914,876)	(43,696,095)
Financial futures contracts	(245,154)	—
Swap contracts	(911,104)	(215,157)
	(6,071,134)	(43,911,252)
Net realized and unrealized loss	(7,713,920)	(44,438,049)
Distributions to APS	(4,740,155)	(1,747,235)

Increase (decrease) in net assets from operations	$2,655,629	($34,304,440)

1 For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements

24	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year	Period
	ended	ended	ended
	12-31-06	12-31-07	10-31-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$14,120,827	$15,109,704	$11,880,844
Net realized loss	(2,401,780)	(1,642,786)	(526,797)
Change in net unrealized appreciation
(depreciation)	2,048,384	(6,071,134)	(43,911,252)
Distributions to APS	(4,255,519)	(4,740,155)	(1,747,235)

Increase (decrease) in net assets
resulting from operations	9,511,912	2,655,629	(34,304,440)

Distributions to common shareholders
From net investment income	(10,412,003)	(10,400,867)	(9,560,908)

From Fund share transactions (Note 6)	932,358	889,931	515,172

Total increase (decrease)	32,267	(6,855,307)	(43,350,176)

Net assets

Beginning of period	171,636,377	171,668,644	164,813,337

End of period[2]	$171,668,644	$164,813,337	$121,463,161

1 For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

2 Includes accumulated (distributions in excess) net investment income of ($13,222), $276,098 and $717,231, respectively.

See notes to financial statements

Annual report | Income Securities Trust	25

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 10-31-08

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
ten month
period ended
10-31-08

Cash flows from operating activities
Net decrease in net assets from operations	($34,304,440)
Distributions to preferred shareholders	1,747,235

Net decrease in net assets from operations excluding
distributions to preferred shareholders	(32,557,205)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(913,293,694)
Investments sold	941,215,126
Decrease in short term investments	2,663,229
Net amortization of premium (discount)	3,915,590
Decrease in dividends reinvested receivable	224,327
Increase in dividends and interest receivable	(596,678)
Decrease in receivable from affiliates	3,681
Increase in payable for investments purchased	1,237,570
Increase in receivable for investments sold	(729,455)
Increase in prepaid arrangement fees	(73,693)
Increase in unrealized depreciation of swap contracts	215,157
Decrease in payable upon return of securities loaned	(2,663,229)
Decrease in payable to affiliates	(255,114)
Increase in interest payable	22,316
Decrease in accrued expenses	(42,983)
Net change in unrealized (appreciation) depreciation on investments	43,696,095
Net realized (gain) loss on investments	(305,689)

Net cash provided by operating activities	$42,675,351

Cash flows from financing activities
Repayment of Auction Preferred Shares	($89,000,000)
Cash distributions paid to preferred shareholders	(1,808,462)
Borrowings from revolving credit agreement payable	74,000,000
Repayments of revolving credit agreement payable	(16,000,000)
Cash distributions to common shareholders net of investments	(9,045,736)

Net cash used in financing activities	($41,854,198)

Net increase in cash	$821,153

Cash at beginning of period	$111,767

Cash at end of period	$932,920

Supplemental disclosure of cash flow information

Cash paid for interest	$937,759

Noncash financing activities not included herein consist of
reinvestment of distributions	515,172

See notes to financial statements

26	Income Securities Trust | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-03	12-31-04	12-31-05	12-31-06	12-31-07	10-31-08[1]

Per share operating performance

Net asset value, beginning of year	$16.31	$16.53	$16.19	$15.30	$15.22	$14.53
Net investment income[2]	0.93	1.22	1.20	1.26	1.34	1.05
Net realized and unrealized gain
(loss) on investments	0.63	(0.25)	(0.81)	(0.03)	(0.69)	(3.92)
Distribution to APS
Series A and B3	(0.02)	(0.12)	(0.25)	(0.38)	(0.42)	(0.15)
Total from investment operations	1.54	0.85	0.14	0.85	0.23	(3.02)
Less distributions to common shareholders
From net investment income	(0.96)	(1.19)	(1.03)	(0.93)	(0.92)	(0.84)
From net realized gain	(0.26)	—	—	—	—	—
Total distributions	(1.22)	(1.19)	(1.03)	(0.93)	(0.92)	(0.84)
Capital charges
Offering costs and underwriting
discounts related to APS	(0.10)	—	—	—	—	—
Net asset value, end of year	$16.53	$16.19	$15.30	$15.22	$14.53	$10.67
Per share market value, end of year	$15.39	$15.68	$13.68	$14.75	$12.85	$9.67
Total return at net asset value (%)[4]	9.57[5]	5.70[5]	1.36[5]	6.24	1.97	(21.36)[6]
Total return at market value (%)[4]	13.49	9.95	(6.42)	15.15	(6.94)	(19.41)[6]

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$183	$180	$172	$172	$165	$121
Ratios (as a percentage of average
net assets):
Expenses (excluding
interest expense)	0.87[8]	1.14[8]	1.16[8]	1.17[8]	1.16[8]	1.41[7]
Interest expense (Note 9)	—	—	—	—	—	0.76[7]
Expenses (including
interest expense)	0.87[8]	1.14[8]	1.16[8]	1.17[8]	1.16[8]	2.17[7]
Net investment income	5.58[9]	7.44[9]	7.62[9]	8.30[9]	8.87[9]	9.37[7]
Portfolio turnover (%)	273	135	148	94	54	40

See notes to financial statements

Annual report | Income Securities Trust	27

F I N A N C I A L  S T A T E M E N T S

Financial highlights

COMMON SHARES

Period ended	12-31-03	12-31-04	12-31-05	12-31-06	12-31-07	10-31-08[1]

Senior securities

Total value of APS outstanding
(in millions)	$90	$90	$90	$90	$90	—
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25	$25	—
Average market value per unit
(in thousands)	$25	$25	$25	$25	$25	—
Asset coverage per unit[10]	$75,402	$75,049	$72,470	$73,375	$71,228	—[11]
Total debt outstanding end of period
(in millions) (Note 9)	—	—	—	—	—	$58
Asset coverage per $1,000 of APS[12]	$3,047	$3,027	$2,928	$2,928	$2,851	—
Asset coverage per $1,000 of debt[13]	—	—	—	—	—	$3,094

1 For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

2 Based on the average of the shares outstanding.

3 APS Series A and B were issued on 11-4-03.

4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

5 Unaudited.

6 Not annualized.

7 Annualized.

8 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.81%, 0.76%,0.77%, 0.77%, and 0.76% for the periods ended 12-31-03, 12-31-04, 12-31,05, 12-31-06 and 12-31-07, respectively.

9 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.19%, 4.99%, 5.06%, 5.45%, and 5.82% for the periods ended 12-31-03, 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

10 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

11 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to refinance the APS. The redemption of all APS was completed on June 12, 2008.

12 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 9).

13 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 9).

See notes to financial statements

28	Income Securities Trust | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Income Securities Trust (the Fund) is a closed-end diversified investment management company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities whose prices cannot be provided by an independent pricing service are valued at prices provided by broker-dealers.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with

Annual report | Income Securities Trust	29

the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2008:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$2,599,801	—

Level 2 — Other Significant Observable Inputs	164,691,795	($1,126,261)

Level 3 — Significant Unobservable Inputs	9,581,198	—
Total	$176,872,794	($1,126,261)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such  as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of December 31, 2007	$30,869,350	$—

Accrued discounts/premiums	—	—

Realized gain (loss)	(687,713)	—

Change in unrealized appreciation (depreciation)	(1,172,827)	—

Net purchases (sales)	(4,061,356)	—

Transfers in and/or out of Level 3	(15,366,256)	—
Balance as of October 31, 2008	$9,581,198	$—

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among

30	Income Securities Trust | Annual report

other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund may receive compensation for lending its securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

The Fund has entered into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent may be affected by the failure and by any delays in recovery of the securities (or loss of rights in the collateral).

Effective June 2008, due to the terms of the revolving credit agreement and collateral requirements, the Fund no longer participates in the security lending program.

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. The Fund invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the Standard & Poor’s 500 Index, in order to hedge against a decline in the value of securities owned by the Fund.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). If the position is closed out by an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Fund had no open financial futures contracts on October 31, 2008.

Annual report | Income Securities Trust	31

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income or to manage the Fund’s exposure to credit or market risk. A swap is an exchange of cash payments between the Fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statements of Operations. Cash payments may include upfront cash payments made by or to the fund. The upfront payments are amortized or accreted for financial reporting purposes, with the unamortized/unaccreted portion included in values recorded on the Statements of Assets and Liabilities. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as swap contracts at value in Statements of Assets and Liabilities and as unrealized appreciation or depreciation in the Statements of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss on the termination date. Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Stripped securities

Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives all of the principal from the underlying mortgage assets PO (principal only), while the other class receives the interest cash flows IO (interest only). Both the PO and IO investments represents an interest in the cash flows of an underlying stripped mortgaged backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Statement of cash flows

The cash amount shown in the Statement of cash flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code

32	Income Securities Trust | Annual report

and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $10,665,168 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2012 — $2,123,466, October 31, 2013 — $2,443,482, October 31, 2014 —$3,342,775, October 31, 2015 — $1,351,797 and October 31, 2016 — $1,403,648.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund's financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Capital gains distributions, if any, are distributed annually. During the year ended December 31, 2006, the tax character of distributions was as follows: ordinary income $14,667,522. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $15,141,022. During the period ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $11,308,143.

As of October 31, 2008, the components of distributable earnings on a tax basis included $725,558 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Note 3
Risks and uncertainties

Mortgage security risk

The Fund may invest a portion of its assets in issuers and/or securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Decreases in interest rates may

Annual report | Income Securities Trust	33

cause prepayments on underlying mortgages to an IO security to accelerate resulting in a lower than anticipated yield and increases the risk of loss on the IO investment.

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Leverage utilization risk

The Fund utilizes leverage to increase assets available for investment. See Note 7 for risks associated with the utilization of leverage.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average weekly net asset value and the value attributable to the Auction Preferred Shares or committed facility agreement (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average weekly managed assets in excess of $300,000,000. The effective management fee rate is 0.549% of the Fund's average managed assets for the period ended October 31, 2008. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $23,541 with an effective rate of 0.01% of the Fund’s average weekly or managed assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/ or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability

34	Income Securities Trust | Annual report

are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 6
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of common shares with no par value. Transactions in common shares for the years ended December 31, 2006 and December 31, 2007, and the period ended October 31, 2008 are as follows:

	Year ended 12-31-06		Year ended 12-31-07		Period ended 10-31-08[1]
	Shares	Amount	Shares	Amount	Shares	Amount
Distributions
reinvested	66,816	932,358	64,325	889,931	40,345	515,172

1For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

Note 7
Leverage

The Fund utilizes a Revolving Credit Agreement (RCA) to increase its assets available for investment. In prior fiscal periods, the Fund used Auctioned Preferred Shares (APS) for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit RCA

• increased operating costs,which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Annual report | Income Securities Trust	35

Effective May 2, 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a revolving credit agreement that will enable a refinanc-ing of the Fund’s APS. The facility was used to redeem the outstanding APS and allowed the Fund to change its form of leverage from APS to debt. The redemption of all series was completed on June 12, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	APS	RCA

Required Asset Coverage	200%	300%
Maximum Leverage	$90 million	$77 million
Amount
Costs Associated	Dividends paid to preferred	Interest expense (overnight Eurodollar
with Leverage	shareholders (maximum rate	plus 0.95%), or elect to convert
	equals the overnight commercial	the interest rate to an alternative
	paper rate plus 1.25%)	rate, which is the greater of the
prime rate in effect on such day or
the Federal Funds rate in effect
on such day plus 0.50%

	APS auction fees	Arrangement fee *

	Auction agent expenses	Facility fees (0.20% and $38,500
per annum).

Preferred share transfer
agent expenses

*Administration fee is $124,768 amortized over the first year of the RCA.

APS auction fees and auction agent expenses and interest expense and arrangement fees are included in APS auction fees and interest expense, respectively, in the Statement of Operations. See notes 8 and 9 for further details of the APS and RCA, respectively.

Note 8
Auction preferred shares

The Fund issued a total of 3,560 Auction Preferred Shares: 1,780 shares of Series A Auction Preferred Shares and 1,780 shares of Series B Auction Preferred Shares (collectively, the Preferred Shares or APS) on November 4, 2003, in a public offering. The total offering costs of $188,388 and the total underwriting discount of $890,000 has been charged to capital paid-in of common shares during the years ended December 31, 2003 and December 31, 2004.

Dividend rates on APS Series A ranged from 3.394% to 5.55% and Series B from 3.404% to 5.60% during the period from January 1, 2008 to June 18, 2008.

Note 9
Revolving credit agreement

Effective June 5, 2008, the Fund entered into a RCA with a third party commercial bank that allows it to borrow up to an initial limit of $77 million and to invest the borrowings in accordance with its investment practices. Borrowings under the RCA are secured by all the assets of the Fund. Interest is charged at annualized Eurodollar rate plus 0.95% and is payable monthly. In addition, the Fund may elect to convert the interest rate to an alternative rate, which is the greater of the prime rate in effect on such day or the Federal Funds rate in effect on such day plus 0.50% .

36	Income Securities Trust | Annual report

Under the terms of the RCA, the Fund also pays an administration fee of $38,500 in each year of the agreement and facility fees of 0.20% per annum on the unused portion of the facility. In addition, the Fund incurred $86,268 of legal fees associated with the execution of the RCA. The administration fees and the legal fees are amortized during the first year of the agreement. Administration, facility and legal fees expensed for the period ended October 31, 2008 amounted to $15,568, $15,453 and $35,349, respectively, and are included in interest expense in the Statement of Operations. As of October 31, 2008, the Fund had borrowings of $58,000,000 at an interest rate 4.16875% and is reflected in the revolving credit agreement on the Statement of Asset and Liabilities. For the period from June 5, 2008 to October 31, 2008, the average borrowings under the RCA and the effective average interest rate (annualized) were $58,706,081 and 4.0443%, respectively. The maturity date of the RCA is June 3, 2009. However, the maturity date may be extended up to 364 days by giving written notice to the lender of not more than 150 days and not less 60 days of the maturity date. Also, the RCA may be in default and result in immediate termination if certain asset coverage requirements or minimum net asset amounts are not met. Finally, the Fund may terminate the agreement with one business day’s notice.

Note 10
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2008, aggregated $89,338,777 and $115,001,001, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $1,935,392 and $1,928,409, respectively, during the period ended October 31, 2008.

Note 11
Change in fiscal year end

The Fund’s fiscal year end has changed to October 31, 2008.

Annual report | Income Securities Trust	37

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

38	Income Securities Trust | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended October 31, 2008.

With respect to the ordinary dividends paid by the Fund for the fiscal period ended October 31, 2008, 2.06% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Income Securities Trust	39

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the NYSE. The Fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. Under normal circumstances, the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. “Net assets” is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

It is contemplated that at least 75% of the value of the Fund’s total assets will be represented by debt securities, which have at the time of purchase a rating within the four highest grades as determined by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements.

Bylaws and Declaration of Trust

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On August 21, 2003, shareholders approved the amendment of the Fund’s bylaws effective August 26, 2003, to provide for the issuance of preferred shares. Effective March 9, 2004, the Trustees approved additional changes to conform with the Fund’s maximum dividend rate on the preferred shares with the rate used by other John Hancock funds.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

On March 31, 2008, the shareholders approved an amendment to the Fund’s Declaration of Trust to permit the Fund’s Board of Trustees to delegate the authority to declare dividends to a Dividend Committee consisting of officers, employees or agents of the Fund.

Financial futures contracts and options

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund’s ability to hedge successfully will depend on the Adviser’s ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund’s futures contracts and options on futures will be traded on a U.S. commodity exchange

40	Income Securities Trust | Annual report

or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund’s total assets.

Dividends and distributions

During the period ended October 31, 2008, dividends from net investment income totaling $0.8411 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

March 31, 2008	$0.2551
June 30, 2008	0.2875
September 30, 2008	0.2985

Dividend reinvestment plan

The Fund offers its common shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund’s common shares in lieu of all or a portion of the cash dividends. The Plan is available to all common shareholders without charge. Mellon Investor Services (the Plan Agent) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www. melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund has authorized the Dividend Committee to declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the NYSE on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent.

Annual report | Income Securities Trust	41

A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the NYSE as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 31, 2008, the Annual Meeting of the Fund was held to elect seven Trustees. Proxies covering 10,295,799 common and preferred shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	10,084,237	208,625
James F. Carlin	10,098,559	194,303
William H. Cunningham	10,074,343	218,519
Charles L. Ladner	10,096,759	196,103
Steven R. Pruchansky	10,076,953	215,909

The preferred shareholders elected Patti McGill Peterson and John A. Moore as Trustees of the Fund until their successors are duly elected and qualified, with the votes tabulated as follows: 2,883 FOR and 54 WITHHELD.

The proposal to amend the Declaration of Trust to permit the Fund’s Board to delegate authority to declare dividends to a Dividend Committee was voted as follows: 5,719,600 FOR, 207,356 AGAINST and 173,110 ABSTAIN.

42	Income Securities Trust | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Income
Securities Trust

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Income Securities Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Income Securities Trust	43

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that Fund’s performance during the 1-year period was lower than the performance of the Category median, and was in line with the performance of the Peer Group median. The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians during the 3-, 5- and 10-year periods. The Board also noted that the Fund’s performance was lower than the performance of its benchmark index, the Lehman Brothers Government/ Credit Bond Index, during 1- and 3-year periods, but was higher than the benchmark index’s performance during the 5- and 10-year periods. The Adviser explained that the Fund’s Peer Group contained primarily unleveraged closed-end funds, which impacted the Fund’s comparative performance results.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and in line with the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Gross Expense Ratio was higher than the median rate of the Peer Group and lower than the median rate of the Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the median rate of the Peer Group and in line with the median rate of the Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. The Adviser noted that most of the funds in the Peer Group were unleveraged, which contributed to the results. Based on the above-referenced considerations

44	Income Securities Trust | Annual report

and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profit-ability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board noted that the Advisory Agreements offered breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Income Securities Trust	45

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership — $1–$10,000

Howard C. Greene, CFA
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (2002–2005)
Vice President at Sun Life Financial Services Company of Canada (1987–2002)
Began business career in 1979
Joined fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 5 accounts with assets of
approximately $2.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 90 accounts with assets of
approximately $2.1 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 7 accounts with assets of
approximately $4.5 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82 million.
Other Accounts: 17 accounts with assets of
approximately $3.6 billion.

46	Income Securities Trust | Annual report

Howard C. Greene, CFA	Other Investment Companies: 3 accounts with assets of
approximately $1.2 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82 million.
Other Accounts: 17 accounts with assets of
approximately $3.6 billion.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

  The Subadviser has policies that require a portfolio manager to allocate investment opportuni- ties in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  When a portfolio manager intends to trade the same security for more than one account, the poli- cies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

  The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

  The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Annual report | Income Securities Trust	47

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

48	Income Securities Trust | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	2004	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Annual report | Income Securities Trust	49

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	1996	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Gregory A. Russo,[2,4] Born: 1949	2008	22

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

50	Income Securities Trust | Annual report

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | Income Securities Trust	51

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

52	Income Securities Trust | Annual report

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Custodian
Patti McGill Peterson*	The Bank of New York Mellon
Steven R. Pruchansky
Gregory A. Russo*	Transfer agent for common shareholders
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Stock symbol
Francis V. Knox, Jr.	Listed New York Stock Exchange: JHS
Chief Compliance Officer
For shareholder assistance
Charles A. Rizzo	refer to page 41
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:

Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Income Securities Trust	53

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P600A 10/08
12/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $44,920 for the fiscal period ended October 31, 2008 (the registrant changed the fiscal year end to October 31) and $26,250 for the fiscal year ended December 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees amounted to $18,645 for the fiscal period ended October 31, 2008 and $0 for the fiscal year ended December 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal period ended October 31, 2008 and $3,500 for the fiscal year ended December 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $0 for the fiscal period ended October 31, 2008 and $3,000 for the fiscal year ended December 31, 2007. There were no other fees during the fiscal period ended October 31, 2008 and the fiscal year ended December 31, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,591,272 for the fiscal period ended October 31, 2008, and $1,553,823 for the fiscal year ended December 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting and Procedures".

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership
Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined fund team in 1999

Fund ownership — $1–$10,000

Howard C. Greene, CFA
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (2002–2005)
Vice President at Sun Life Financial Services Company of Canada (1987–2002)
Began business career in 1979
Joined fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing
The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Barry H. Evans, CFA	Other Investment Companies: 5 accounts with assets of
approximately $2.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 90 accounts with assets of
approximately $2.1 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 7 accounts with assets of
approximately $4.5 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82 million.
Other Accounts: 17 accounts with assets of
approximately $3.6 billion.

Howard C. Greene, CFA	Other Investment Companies: 3 accounts with assets of
approximately $1.2 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82 million.
Other Accounts: 17 accounts with assets of
approximately $3.6 billion.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers
The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 16, 2008